© 2025 ANI Pharmaceuticals, Inc. 1 Corporate Presentation May 2025

© 2025 ANI Pharmaceuticals, Inc. 2 Disclaimers Forward-Looking Statements This presentation contains forward-looking statements within the meaning of Section 27A of the Act, and Section 21E of the Securities Exchange Act of 1934, as amended. Any statements about our expectations, beliefs, plans, objectives, assumptions or future events or performance are not historical facts and may be forward-looking. These statements are often, but are not always, made through the use of words or phrases such as “anticipate,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” “target,” “will,” “would,” or the negative of these words or other comparable terminology. Accordingly, these statements involve estimates, assumptions and uncertainties which could cause actual results to differ materially from those expressed in them. These statements may include, but are not limited to, statements concerning the following: the ability of our approved products, including Cortrophin Gel, ILUVIEN and YUTIQ, to achieve commercialization at levels of market acceptance that will continue to allow us to achieve profitability; our ability to complete or achieve any, or all of the intended benefits of acquisitions and investments, including the acquisition of Alimera, in a timely manner or at all; the limitation of our cash flow as a result of the indebtedness and liabilities incurred from the recent acquisition of Alimera; the limitation of our cash flow as a result of the indebtedness and liabilities incurred from the acquisition of Alimera; the risks that our acquisitions and investments, including the acquisition of Alimera, could disrupt our business and harm our financial position and operating results; delays and disruptions in production of our approved products, increased costs and potential loss of revenues if we need to change suppliers due to the limited number of suppliers for our raw materials, active pharmaceutical ingredients, expedients, and other materials; delays and disruptions in production of our approved products as a result of our reliance on single source third party contract manufacturing supply for certain of our key products, including Cortrophin Gel, ILUVIEN and YUTIQ; delays or failure in obtaining and maintaining approvals by the FDA of the products we sell; changes in policy or actions that may be taken by the FDA, United States Drug Enforcement Administration and other regulatory agencies, and the focus of the current U.S. presidential administration, including among other things, drug recalls, regulatory approvals, facility inspections and potential enforcement actions; risks that we may face with respect to importing raw materials and delays in delivery of raw materials and other ingredients and supplies necessary for the manufacture of our products from both domestic and overseas sources due to supply chain disruptions or for any other reason, including increased costs due to tariffs; the ability of our manufacturing partners to meet our product demands and timelines; the impact of changes or fluctuations in exchange rates; our ability to develop, license or acquire, and commercialize new products; our obligations in agreements under which we license, develop or commercialize rights to products or technology from third parties and our ability to maintain such licenses; the level of competition we face and the legal, regulatory and/or legislative strategies employed by our competitors to prevent or delay competition from generic alternatives to branded products; our ability to protect our intellectual property rights; the impact of legislative or regulatory reform on the pricing for pharmaceutical products; the impact of any litigation to which we are, or may become, a party; our ability, and that of our suppliers, development partners, and manufacturing partners, to comply with laws, regulations and standards that govern or affect the pharmaceutical and biotechnology industries; our ability to maintain the services of our key executives and other personnel; and general business and economic conditions, such as inflationary pressures, geopolitical conditions including but not limited to the conflict between Russia and the Ukraine, the conflict in the Middle East, conflicts related to the attacks on cargo ships in the Red Sea, and the effects and duration of outbreaks of public health emergencies, and other risks and uncertainties that are described in ANI’s Annual Report on Form 10- K, quarterly reports on Form 10-Q, and other periodic reports filed with the Securities and Exchange Commission. You should not rely upon forward-looking statements as predictions of future events. Such statements are based on management’s expectations as of the date of this presentation and involve many risks and uncertainties that could cause our actual results, events or circumstances to differ materially from those expressed or implied in our forward-looking statements. We undertake no obligation to update any forward-looking statements made in this presentation to reflect events or circumstances after the date of this presentation or to reflect new information or the occurrence of unanticipated events, except as required by law. We may not actually achieve the plans, intentions or expectations disclosed in our forward-looking statements. Our forward-looking statements do not reflect the potential impact of any future acquisitions, mergers, dispositions, joint ventures or investments we may make. More detailed information on these and additional factors that could affect the Company’s actual results are described in the Company’s filings with the Securities and Exchange Commission (SEC), including its most recent annual report on Form 10-K and quarterly reports on Form 10-Q, as well as other filings with the SEC. All forward-looking statements in this presentation speak only as of the date of this presentation and are based on the Company’s current beliefs, assumptions, and expectations. The Company undertakes no obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

© 2025 ANI Pharmaceuticals, Inc. 3 Presentation of financial information Non-GAAP Financial Measures Adjusted non-GAAP EBITDA ANI’s management considers adjusted non-GAAP EBITDA to be an important financial indicator of ANI’s operating performance, providing investors and analysts with a useful measure of operating results unaffected by non-cash stock- based compensation and differences in capital structures, tax structures, capital investment cycles, ages of related assets, and compensation structures among otherwise comparable companies. Management uses adjusted non-GAAP EBITDA when analyzing Company performance. Adjusted non-GAAP EBITDA is defined as net (loss) income, excluding tax provision or benefit, interest expense, net, other expense, net, loss on extinguishment of debt, depreciation and amortization expense, non-cash stock-based compensation expense, M&A transaction and integration expenses, contingent consideration fair value adjustments, unrealized gain on our investment in equity securities, gain on sale of the former Oakville, Ontario manufacturing site, litigation expenses related to certain matters, amortization of certain purchase price adjustments, severance expense, and certain other items that vary in frequency and impact on ANI’s results of operations. Adjusted non-GAAP EBITDA should be considered in addition to, but not in lieu of, net income or loss reported under GAAP. A reconciliation of adjusted non-GAAP EBITDA to the most directly comparable GAAP financial measure is provided below. ANI is not providing a reconciliation for the forward-looking full year 2025 adjusted EBITDA guidance because it does not currently have sufficient information to accurately estimate all of the variables and individual adjustments for such reconciliation, including “with” and “without” tax provision information. As such, ANI’s management cannot estimate on a forward-looking basis without unreasonable effort the impact these variables and individual adjustments will have on its reported results. Adjusted non-GAAP Diluted Earnings per Share ANI’s management considers adjusted non-GAAP diluted earnings per share to be an important financial indicator of ANI’s operating performance, providing investors and analysts with a useful measure of operating results unaffected by the non-cash stock-based compensation, non-cash interest expense, depreciation and amortization, M&A transaction and integration expenses, contingent consideration fair value adjustment, unrealized gain on our investment in equity securities, gain on sale of the former Oakville, Ontario manufacturing site, litigation expenses related to certain matters, loss on extinguishment of debt, amortization of certain purchase price adjustments, severance expense, and certain other items that vary in frequency and impact on ANI’s results of operations. Management uses adjusted non-GAAP diluted earnings per share when analyzing Company performance. Adjusted non-GAAP diluted earnings per share is defined as adjusted non-GAAP net income, as defined above, divided by the diluted weighted average shares outstanding during the period. Management will continually analyze this metric and may include additional adjustments in the calculation in order to provide further understanding of ANI’s results. Adjusted non-GAAP diluted earnings per share should be considered in addition to, but not in lieu of, diluted earnings (loss) per share reported under GAAP. A reconciliation of adjusted non-GAAP diluted earnings per share to the most directly comparable GAAP financial measure is provided below. ANI is not providing a reconciliation for the forward-looking full year 2025 adjusted diluted earnings per share guidance because it does not currently have sufficient information to accurately estimate all of the variables and individual adjustments for such reconciliation, including “with” and “without” tax provision information. As such, ANI’s management cannot estimate on a forward-looking basis without unreasonable effort the impact these variables and individual adjustments will have on its reported results.

ANI Pharmaceuticals: Rare Disease and Generics drive robust, profitable growth as we fulfill our purpose of Serving Patients, Improving Lives

Serving Patients, Improving Lives.

Key Growth Drivers

Purified Cortrophin Gel repository corticotropin injection USP 80 U/mL | ILUVIEN (fluocinolone acetonide intravitreal implant) 0.19mg | YUTIQ (fluocinolone acetonide intravitreal implant) 0.18 mg

Rare Disease business with **three** growing and durable commercial assets: **Purified Cortrophin Gel, ILUVIEN** and **YUTIQ[(1)].** Portfolio expansion through M&A and in-licensing.

Generics with superior R&D capabilities driving new product launches; operational excellence

Brands with unique commercial capability, high margins and strong cash flow generation

Financial Strength

$768-793M 2025 Estimated net revenue[(2)]

25-29% Year-over-year net revenue growth[(2)]

$195-205M 2025 Adjusted Non-GAAP EBITDA[(2)]

$150M Cash[(3)]

2.7x Net Leverage[(4)]

~90% of total company revenues sourced from finished goods manufactured in the U.S.; <5% of total company revenues have a direct reliance on China

1. ANI received FDA approval to add the NIU-PS indication to ILUVIEN in the U.S. and plans to transition commercialization efforts for ILUVIEN and YUTIQ to one brand, ILUVIEN, in the U.S. during 2H 2025.
2. Based upon 2025 guidance issued on May 9, 2025. Adjusted Non-GAAP EBITDA is a Non-GAAP financial measure.
3. As of March 31, 2025.
4. Based upon trailing twelve-month EBITDA pro-forma for acquisition of Alimera.

© 2025 ANI Pharmaceuticals, Inc.

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© 2025 ANI Pharmaceuticals, Inc. 5 Well-positioned to continue driving strong growth in 2025 Adjusted Non-GAAP EBITDA ($ millions)(1),(3) 1. Based upon 2025 guidance issued on May 9, 2025. 2. CAGR calculated using 2022-2025E utilizing mid-point of full year 2025 guidance. 3. Adjusted Non-GAAP EBITDA is a Non-GAAP financial measure. Multi-year growth trajectory driven by: • Lead Rare Disease asset Cortrophin Gel expected to reach ~$270M(1) of sales in the fourth year of launch • Expanded Rare Disease franchise with the acquisition of Alimera in 3Q 24 • Organic generic revenue growth on strength of R&D productivity; retained #2 ranking in Competitive Generic Therapy (CGT) approvals in 2024 Total Company Net Revenues ($ millions)(1) $316 $487 $614 2022 2023 2025 E $768-$793 $56 $134 $156 ~35% CAGR(2) 2022 2023 2024 2025 E $195-$205~53% CAGR(2) 2024

Delivered record results in Q1 2025 setting strong foundation for full year guidance

Highlights

- Lead Rare Disease asset Cortrophin Gel had continued momentum in Q1 2025 with record new patient starts and new cases initiated, and growth across therapeutic areas, including new prescribers and existing prescribers
- Acute gouty arthritis flares now accounts for ~18% of Cortrophin Gel usage; use in ophthalmology increased 50% quarter-over-quarter
- ILUVIEN/YUTIQ Q1 revenues temporarily impacted by first quarter-dynamics, lack of Medicare patient support funding, and sales force turnover in the U.S. (ex-US performance on track); demand has accelerated in Q2 2025
- Generic revenues reached new record on superior new product launch execution, including Q4'24 CGT launch, operational excellence, and U.S. based manufacturing

Q1 Total Revenues
$197M
↑ 43% YoY

Q1 Rare Disease & Brand Revenues
$94.1M
↑ 50% YoY

Q1 Cortrophin Gel Revenues
$53M
↑ 43% YoY

Q1 ILUVIEN & YUTIQ Revenues
$16M

Q1 Adj. Non-GAAP EBITDA[1]
$51M
↑ 35% YoY

Q1 Adj. Diluted Non-GAAP EPS[1]
$1.70
↑ 40% YoY

1. Adjusted non-GAAP EBITDA and Adjusted Diluted non-GAAP EPS are non-GAAP financial measures.

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© 2025 ANI Pharmaceuticals, Inc. 7 Revised full year guidance – second guidance raise in 2025 1. Adjusted Non-GAAP EBITDA and Adjusted Non-GAAP Diluted EPS are Non-GAAP financial measures. 2. Not meaningful percentage due to comparison of only a partial year of ILUVIEN and YUTIQ Net Revenue in 2024. 3. Based upon 2025 guidance issued on May 9, 2025. Metric ($ millions, except EPS) Full Year 2025 Guidance (3) Previous 2025 Guidance 2024 Actual Year-over-Year Growth Net Revenue (Total Company) $768 - $793 $756 - $776 $614 25 - 29% Cortrophin Gel Net Revenue $265 - $274 $265 - $274 $198 34 - 38% ILUVIEN and YUTIQ Net Revenue $97 - $103 $97 - $103 $32 N/M (2) Adjusted Non-GAAP EBITDA (1) $195 - $205 $190 - $200 $156 25 - 31% Adjusted Non-GAAP Diluted EPS (1) $6.27 - $6.62 $6.12 - $6.49 $5.20 21 - 27%

© 2025 ANI Pharmaceuticals, Inc. 8 Rare Disease expected to continue as primary driver of growth Rare Disease Net Revenues ($ millions) $198 $32 1. Based upon 2025 guidance issued on May 9, 2025. 2. 2022-25 CAGR is based on the midpoint of 2025 guidance issued on May 9, 2025. $265-$274 +106% (2) ILUVIEN & YUTIQ Cortrophin Gel 2022 2023 2024 2025E(1) ILUVIEN & YUTIQ Cortrophin Gel $230 $362-$377 $42 $112 $97-$103

© 2025 ANI Pharmaceuticals, Inc. 9 ANI Rare Disease markets three therapeutics with growth and durability U.S. Indications FDA-approved ACTH treatment option with 22 indications for patients suffering with specific chronic autoimmune and inflammatory conditions, including multiple sclerosis, rheumatoid arthritis, excess urinary protein due to nephrotic syndrome, acute gouty arthritis flares, and acute and chronic allergic and inflammatory processes involving the eye and its adnexa. Indicated for the treatment of diabetic macular edema (DME) in patients who have been previously treated with a course of corticosteroids and did not have a clinically significant rise in intraocular pressure and for the treatment of chronic non-infectious uveitis affecting the posterior segment of the eye.(1) Indicated for the treatment of chronic non-infectious uveitis affecting the posterior segment of the eye. Ex-US Indications N/A For DME and NIU-PS in the Middle East, and 17 European countries N/A US Approval Date November 2021 sNDA September 2014 (DME) March 2025 (NIU-PS) October 2018 Added via acquisition of Alimera in September 2024 1. ANI has received FDA approval to add the NIU-PS indication to ILUVIEN in the U.S. and plans to transition commercialization efforts for ILUVIEN and YUTIQ to one brand, ILUVIEN, in the U.S. during 2H 2025.

© 2025 ANI Pharmaceuticals, Inc. 10 Rare Disease portfolio focuses on patients underserved by other therapies * Based on US FDA considered definition of rare disease - disorders affecting <200 000 persons, translating to a prevalence of 58.5 per 100 000 at current time

© 2025 ANI Pharmaceuticals, Inc. 11 Cortrophin Gel: Primary growth engine for ANI Rare Disease Cortrophin Gel is purified corticotropin (ACTH), a treatment option for patients struggling with certain chronic autoimmune disorders Limited competition (only one other ACTH product on the market); long-term sustainability driven by high barriers to entry Estimated $600M ACTH market at launch in 2022 and ~$684M in 2024; potential for significant future growth driven by both new and returning prescribers serving appropriate patients Approved for multiple indications; initially launched into therapeutic areas of neurology, nephrology and rheumatology; subsequently expanded into ophthalmology and pulmonology Re-introduced a much-needed patient and physician choice into the U.S. ACTH market (only one ACTH product had been available for multiple decades) Launched in Q2 2025, pre-filled syringe will reduce number of steps needed for self-administration Launched January 2022

© 2025 ANI Pharmaceuticals, Inc. 12 • Following launch of Cortrophin Gel in 2022, the ACTH class stabilized and returned to double-digit growth in 2024 • ACTH market grew 27% in 2024 on a dollar basis and is projected to grow >16% in 2025 • Number of patients on ACTH therapy today is substantially lower than several years ago, with potential for significant growth • ~40% of Cortrophin Gel prescribers were naïve to ACTH ACTH market has returned to growth following the launch of Cortrophin Gel 2017 2018 2019 2020 2021 2022 2023 2024 2025(1) $953 $768 $594 $558 $537 $684 $792 $1,110 $1,195 Acthar Gel Purified Cortrophin® Gel ACTH Market Sales ($ millions) 1. Full year 2025 Cortrophin Gel net revenues based on midrange of full year 2025 guidance. In 2025, MNK expects high single digit growth assumed on $486M of 2024 revenue for Acthar Gel, per its first quarter 2025 earnings release (May 6, 2025). -19% -23% -6% -4% +27%YoY Growth -14%-7% +16%

Cortrophin Gel: Successful launch and strong underlying demand; further strengthening the franchise to support a strong multi-year growth journey

Growth in specialties targeted at launch[1]

- Continued strong growth across initially targeted specialties; **neurology, rheumatology, and nephrology**
- Prescribing momentum across existing and new prescribers
- Momentum continued in Q1 with record cases initiated and new patient starts

Gaining traction in newer therapeutic areas

- Expanded **Ophthalmology** sales team to 46 with Alimera acquisition; ophthalmology volume grew 50% Q/Q in Q1 2025

- **Acute gouty arthritis** flares indication has grown to ~18% of Cortrophin Gel use; only approved ACTH therapy for this indication

- Focused smaller **pulmonology sales team** yielding positive results

Continuing to strengthen the franchise

- **Investing in research** to provide additional support for the use of Cortrophin Gel
- Recently presented two abstracts at American Society of Nephrology

- Launched **Pre-Filled Syringe** in April 2025
- Exploring other ideas to enhance the convenience for patients and providers

- Investing in **high ROI** commercial efforts such as expanding sales team to **drive growth** across all specialties

Cortrophin Gel Net Revenues ($ millions)[2]



+86% CAGR
$42
$112
$198
$265-$274
2022
2023
2024
2025E

1. Cortrophin Gel was launched in January 2022.
2. 2022-25 CAGR is based on the midpoint of 2025 guidance provided on May 9, 2025.

© 2025 ANI Pharmaceuticals, Inc.

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© 2025 ANI Pharmaceuticals, Inc. 14 • Gout affects >9M patients in the US(1) with ~3.6M receiving treatment for it annually(2) • Patients experience an average of ~1.5 - 2 flares/year that are reported to their physician(3) • Commonly treated with NSAIDs, steroids or colchicine as equivalent first-line options • Many patients require treatment beyond first-line treatments for several reasons, including co-morbidities, intolerance or flares refractory to first-line options, severe pain, and high flare frequency • These patients generate significant healthcare expenditures, with the cost of treating a single flare exceeding $15,000 in the top 5% of events(4) • Addressable patient population of ~300,000 patients • ~8% of patients currently receive some form of injectable therapy to treat an acute flare(4) • Only one other product has been approved for acute gout flares since 2009 Acute gouty arthritis indication could be a significant growth driver for Cortrophin Gel Tremendous Growth Potential Early Indicators & Next Steps • Cortrophin Gel is the only ACTH therapy approved for acute gouty arthritis flares • Launched a new 1mL vial of Cortrophin Gel focused on the acute gouty arthritis flares indication in Q4’23 • Treatment of acute gouty arthritis flares has grown to ~18% of Cortrophin Gel use • Gout represented the first patient on therapy for almost 15% of HCPs using Cortrophin Gel for the first time in 2024 1. Singh G, Lingala B, Mithal A. Gout and hyperuricaemia in the USA: prevalence and trends. Rheumatology (Oxford). 2019 Dec 1;58(12):2177-2180. doi: 10.1093/rheumatology/kez196. PMID: 31168609 2. Thorpe K. Partnership to fight chronic disease. May 21, 2018 3. https://acrjournals.onlinelibrary.wiley.com/doi/full/10.1002/acr2.11759#:; ANI claims data analysis (data on file), Proudman C, et al. Arthritis Res Ther. 2019;21:132. 4. ANI analysis to be presented at AMCP 2025 conference 5. Based on ANI claims analysis 2023 2024 133% Cortrophin volume for Gout more than doubled(5)

© 2025 ANI Pharmaceuticals, Inc. 15 Alimera acquisition aligned with M&A strategy Expanded Scope and Scale of Rare Disease Business Priority Therapeutic Area Assets with Growth & Durability ● Ophthalmology as a percentage of total ACTH prescribers has almost doubled to more than 10% over four years(1) ● Created 46-person ophthalmology sales force selling all three products ● Double-digit growth asset(2) ● Patent protection ● High barriers to genericization 1. Per Veeva Compass claims dataset for Acthar + Cortrophin Gel internal prescribing data. 2. Double digit growth expected in 2026 ● Added commercial franchise with two indications ● Increased geographic footprint to ex-US markets ● On track to capture >$10 million of synergies in 2025

© 2025 ANI Pharmaceuticals, Inc. 16 Chronic Non-Infectious Uveitis ● Disease state: Chronic non-infectious uveitis affecting the posterior segment (NIU-PS) is inflammation of the eye that can lead to pain, visual impairment and vision loss ● Over 500,000 patients in U.S., many of working age, with non-infectious uveitis Diabetic Macular Edema ● Disease state: DME, a chronic disease that is the leading cause of vision loss in diabetic patients ● ~4% of diabetic patients develop clinically significant macular edema ● Causes blurred vision in the early stage and may cause cumulative damage over the long term ILUVIEN and YUTIQ: Novel, long-acting implants for serious eye diseases(1) US US & Ex-US 1. ANI has received FDA approval to add the NIU-PS indication to ILUVIEN in the U.S. and plans to transition commercialization efforts for ILUVIEN and YUTIQ to one brand, ILUVIEN, in the U.S. during 2H 2025.

© 2025 ANI Pharmaceuticals, Inc. 17 ILUVIEN label expansion enhances supply security and operational efficiency

The most underserved patient group within DME represents more than 50,000 patients in the US alone

DME epidemiology model flow – inputs informed by ANI's market research

Diagnosed DME population: ~3% = *~900,000 patients*

Treated DME population: ~50% = *~450,000 patients*

Patients receiving 2+ anti-VEGFs: 57% = *~260,000 patients*

Suboptimal response to anti-VEGFs: 29% = *~75,000 patients*

Positive steroid trial (i.e., low IOP risk): ~70% = *~53,000 patients*

>50,000 patients in the US are not well served by anti-VEGF therapy

Significant room for ILUVIEN growth - <5,000 patient starts annually for DME in the US

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Source: Ophthalmologists survey, n = 64

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© 2025 ANI Pharmaceuticals, Inc. 19 Overview of Uveitis and opportunity Uveitis epidemiology model flow – inputs informed by ANI’s market research Total diagnosed NIU-PS population = ~206,000 patients Treated NIU-PS population: ~40-55% = ~78,000 – 112,000 patients Significant room for ILUVIEN NIU-PS indication growth - <5,000 patient starts annually for NIU-PS in the US >75,000 patients in the U.S. are candidates for treatment, and steroids are the standard of care

© 2025 ANI Pharmaceuticals, Inc. 20 Larger ophthalmology sales team expected to accelerate growth of Cortrophin Gel, ILUVIEN, and YUTIQ (1) Combined efforts expected to expand the ability to drive appropriate utilization of all three products for patients in need ANI deployed a targeted ophthalmology- focused sales team in Q1 2024 Alimera had a US commercial team of 35 field reps Significant overlap between ILUVIEN/YUTIQ and Cortrophin targeted ophthalmologists >50% overlap among those with the highest prescribing potential Expanded team increases reach to ~3,600 ophthalmologists Identifying patients with unmet needs Complementary patient support capabilities focused on ensuring patients have access to therapyANI now has a combined team of 46 ophthalmology specialists 1. ANI has received FDA approval to add the NIU-PS indication to ILUVIEN in the U.S. and plans to transition commercialization efforts for ILUVIEN and YUTIQ to one brand, ILUVIEN, in the U.S. during 2H 2025.

© 2025 ANI Pharmaceuticals, Inc. 21 Acquisition of Alimera provided ANI’s Rare Disease business an international commercial footprint

© 2025 ANI Pharmaceuticals, Inc. 22 Long-term clinical studies, real-world use, and ongoing trials provide a strong foundation for ILUVIEN and YUTIQ (1) SYNCHRONICITY • NEW DAY investigates the earlier utilization of ILUVIEN in patients with DME in combination with anti-VEGF treatment • Multicenter, single masked, randomized, controlled trial comparing ILUVIEN + supplemental anti-VEGF therapy to the current standard of care, anti-VEGF therapy alone • The study had enrolled 306 treatment-naïve, or almost naïve, DME patients • LPLV for New Day has been completed • Multicenter, open label study investigates YUTIQ across patients with chronic NIU-PS • The study has enrolled 110 patients in approximately 25 sites around the U.S. • LPLV expected in November 2025 • Topline data readout expected in Q1 2026 1. ANI has received FDA approval to add the NIU-PS indication to ILUVIEN in the U.S. and plans to transition commercialization efforts for ILUVIEN and YUTIQ to one brand, ILUVIEN, in the U.S. during 2H 2025. Results of Synchronicity clinical trial will be applicable to ILUVIEN. • Currently analyzing data from the completed New Day study and the Synchronicity study at the six- month time point • Will provide updates on the results of both studies in the near term.

Strong R&D capabilities and operational excellence driving growth in Generics

Robust pipeline and new product launch execution
- Launched seventeen new products in 2024, including two Competitive Generic Therapy (CGT) products with 180-day exclusivity
- Q1 2025 was largest Generics revenue quarter to date, up 41% Y/Y and 26% Q/Q, driven by strong launch execution including first-to-market Prucalopride Tablets, launched with 180 days of exclusivity

Strong operational backbone and U.S.-based manufacturing footprint
- During 2024, supplied over 1.8 billion doses of therapeutics to patients in need
- Substantial progress in 2024 in significant capacity expansion at New Jersey site
- Strong GMP track record with all sites currently in VAI or NAI status

Focus on cost excellence
- Systematic and relentless approach to reducing raw materials and finished goods costs
- Lean and entrepreneurial mentality towards all corporate spend


Generics Net Revenues
($ millions)
71.8
70.2
74.0
78.2
98.7
Q1 2024
Q2 2024
Q3 2024
Q4 2024
Q1 2025

Expected to deliver mid double-digit growth in 2025

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U.S.-based manufacturing footprint with strong GMP track record



	 **Baudette, MN** *130k sf*	 **Baudette, MN** *Containment Facility - 47k sf*	 **East Windsor, NJ** *120k sf*
Facility Overview and Capabilities	• Manufacturing, packaging, warehouse • Schedule CII vault & CIII cage space • Lab space - R&D/analytical testing • Solutions, suspensions, topicals, tablets, capsules, and powder for suspension • DEA-licensed for Schedule II controlled substances	• Manufacturing, packaging, warehouse • Low-humidity suite for moisture-sensitive compounds • Fully-contained high potency facility for hormone, steroid, and oncolytic products • DEA Schedule III capability	• 100K ft^2 of manufacturing, packaging, lab, warehouse, and administrative space • 20K ft^2 expansion added 15 new manufacturing suites and new QC lab • Solid oral tablets and capsules, liquid suspensions and solutions, powder for oral suspension, controlled substances as well as containment & nano-milling • API development & low volume production
Annual Capacity	• Solid Dose ~2.5BN doses • Liquid Unit ~23MM doses • Liquids ~20MM bottles • Powder ~4MM bottles	• Tablets ~2.5BN doses • Capsules ~150MM doses • Blisters ~ 45MM doses	• Tablets & Capsules ~3.0BN doses • Packaged Units ~20MM units • Liquids ~10MM bottles • Powder ~ 2MM bottles ; Semi Solids
GMP	*Five FDA inspections since 2013* **Latest FDA inspection – December 2024** **Current site status: VAI**	*Seven DEA inspections since 2013* **Latest DEA inspection – August 2023** **Current site status: VAI**	*Seven FDA inspections since 2017, Four DEA inspections since 2016* **Latest FDA inspection – January 2024** **Current site status: NAI status (zero 483s)**

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Investment summary

Strategic focus on strong and growing Rare Disease business

- Expected to represent approximately half of 2025 revenues and be largest driver of future growth
- Cortrophin Gel forecast to reach $270M[1] revenue in 2025 and is on a strong multi-year growth trajectory
- September 2024 acquisition of ILUVIEN and YUTIQ added growing and durable franchise[4] to platform

Robust foundational Generics business delivering mid double-digit growth in 2025

- Highly-seasoned R&D, manufacturing and commercial infrastructure delivering value to customers
- Well-diversified product portfolio with over 110 product families
- Reliable US-based manufacturing with strong GMP track record; over 1.8[3] billion doses filled annually

Financial Strength

- $150M[5] cash and cash equivalents with disciplined approach toward debt levels; forward looking net leverage of 2.4x[1]
- Projected 2025[2] :
    - Revenues of $768-793M representing 25-29% year-over-year growth
    - Adjusted non-GAAP EBITDA of $195-205M
    - Adjusted non-GAAP diluted EPS of $6.27-$6.62

2025 Priorities

- Expand adoption of Cortrophin Gel in targeted specialties and grow the ACTH category
- Address factors impacting Iluvien/Yutiq Q125 U.S. sales and capture opportunities in DME and NIU-PS
- Sustain momentum in Generics to deliver mid double-digit growth
- Explore further expansion in Rare Disease through M&A

1. Cortrophin: mid-point of guidance. Net leverage: as of March 31, 2025, utilizing mid-point of forward EBITDA guidance of $200 million.
2. Based upon 2025 guidance issued on May 9, 2025.
3. Per IQVIA EUTRx data - Rx (NPA) MAT Dec 2024 data.
4. ANI has received FDA approval to add the NIU-PS indication to ILUVIEN in the U.S. and plans to transition commercialization efforts for ILUVIEN and YUTIQ to one brand, ILUVIEN, in the U.S. during 2H 2025.
5. As of March 31, 2025.

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© 2025 ANI Pharmaceuticals, Inc. 26 Appendix

© 2025 ANI Pharmaceuticals, Inc. 27 Adjusted non-GAAP EBITDA calculation and US GAAP to non-GAAP reconciliation Three months ended March 31, Twelve months ended December 31, Twelve months ended December 31, ($ in thousands, except per share amounts) 2025 2024 2023 Net Income (Loss) $15,681 $(18,522) $18,779 Add/(Subtract): Interest expense, net 5,484 17,602 26,940 Other (income) expense, net (198) 4,033 159 Loss on extinguishment of debt ― 7,468 ― Provision (Benefit) for income taxes 4,306 (3,690) 1,093 Depreciation and amortization 22,891 67,731 59,791 Contingent consideration fair value adjustment (12,092) (619) 1,426 Unrealized loss (gain) on investment in equity securities 921 (6,307) ― Intangible asset impairment charge ― 7,600 ― Gain on sale of building ― (5,347) ― Restructuring activities ― ― 1,132 Impact of Canada operations(1) ― ― 2,697 Stock-based compensation 8,868 29,344 20,652 M&A transaction expenses 1,793 20,163 1,148 Litigation expenses 2,990 6,395 ― Inventory step-up amortization ― 13,599 ― Severance 105 6,365 ― Equity payout ― 10,190 ― Adjusted non-GAAP EBITDA $50,749 $156,005 $133,817 1. Impact of Canada operations includes CDMO revenues, cost of sales relating to CDMO revenues, all selling, general, and administrative expenses, and all research and development expenses recorded in Canada in the period presented, exclusive of restructuring activities, stock-based compensation, and depreciation and amortization, which are included within their respective line items above. The adjustment of Canada operations represents revenues, cost of sales and expense that will not recur after the completion of the closure of our Canada operations (complete as of March 31, 2023) and the sale of the facility (complete as of March 31, 2024). The adjustment of Canada operations does not adjust for revenues, cost of sales, and expense that will recur at our other manufacturing facilities after the transfer of certain manufacturing activities is complete.

© 2025 ANI Pharmaceuticals, Inc. 28 Adjusted non-GAAP diluted earnings per share calculation and US GAAP to non- GAAP reconciliation Three months ended March 31, Twelve months ended December 31, Twelve months ended December 31, ($ in thousands, except per share amounts) 2025 2024 2023 Net Income (Loss) Available to Common Shareholders $15,275 $(20,147) $17,154 Add/(Subtract): Non-cash interest expense 259 149 3,335 Depreciation and amortization 22,891 67,731 59,791 Contingent consideration fair value adjustment (12,092) (619) 1,426 Restructuring activities ― ― 1,132 Gain on sale of building ― (5,347) ― Unrealized loss (gain) on investment in equity securities 921 (6,307) ― Intangible asset impairment charge ― 7,600 ― Impact of Canada operations (1) ― ― 2,697 Stock-based compensation 8,868 29,344 20,652 M&A transaction expenses 1,793 20,163 1,148 Litigation expenses 2,990 6,395 ― Inventory step-up amortization ― 13,599 ― Severance 105 6,365 ― Equity payout ― 10,190 ― Loss on extinguishment of debt ― 7,468 ― Other expense, net (236) 3,869 ― Less: Estimated tax impact of adjustments (6,630) (38,154) (21,643) Adjusted non-GAAP Net Income Available to Common Shareholders (2) $34,144 $102,299 $85,692 Diluted Weighted-Average Shares Outstanding 20,046 19,318 18,194 Adjusted Diluted Weighted-Average Shares Outstanding 20,046 19,668 18,194 Adjusted Non-GAAP Diluted Earnings per Share $1.70 $5.20 $4.71 1. Impact of Canada operations includes CDMO revenues, cost of sales relating to CDMO revenues, all selling, general, and administrative expenses, and all research and development expenses recorded in Canada in the period presented, exclusive of restructuring activities, stock-based compensation, and depreciation and amortization, which are included within their respective line items above. The adjustment of Canada operations represents revenues, cost of sales and expense that will not recur after the completion of the closure of our Canada operations (complete as of March 31, 2023) and the sale of the facility (complete as of March 31, 2024). The adjustment of Canada operations does not adjust for revenues, cost of sales, and expense that will recur at our other manufacturing facilities after the transfer of certain manufacturing activities is complete. 2. Adjusted non-GAAP Net Income Available to Common Shareholders excludes undistributed earnings to participating securities.

© 2025 ANI Pharmaceuticals, Inc. 29 May 2025